Summary Prospectus May 1, 2018

MML Series Investment Fund II

MML Equity Rotation Fund

Class II, Service Class I

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	.45%	.45%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.31%	.31%
Total Annual Fund Operating Expenses	.76%	1.01%
Expense Reimbursement	(.11%)	(.11%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.65%	.90%

(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .65% and .90% for Class II and Service Class I, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$66	$232	$412	$932
Service Class I	$92	$311	$547	$1,226

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser, Barings LLC (“Barings”), does not typically invest in companies with market capitalizations, at the time of purchase, of less than $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

Barings evaluates stocks on the basis of a number of factors, such as value, growth, and degree of correlation to broad market indexes. Barings uses its analytical process to rotate the Fund’s assets among stocks selected on the basis of these different factors in response to market, financial, and economic developments.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.

Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies,

which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Class II Shares

Highest Quarter:	3Q ’16,	8.41%	Lowest Quarter:	1Q ’16,	0.72%

Average Annual Total Returns

(for the periods ended December 31, 2017)

		One Year	Since Inception (05/15/15)
Class II	MML Equity Rotation Fund	30.09%	16.50%
Service Class I	MML Equity Rotation Fund	29.68%	16.20%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		21.83%	11.51%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Barings LLC (“Barings”)

Portfolio Managers:

Chris C. Cao, CFA is a Managing Director and member of Barings’ Active Quantitative Equity Group. He has managed the Fund since its inception (May 2015).

Michael F. Farrell is a Managing Director and Head of Barings’ Active Quantitative Equity Group. He has managed the Fund since its inception (May 2015).

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.